                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        January 31, 2003
                                                 -------------------------------

                                  AMETEK, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-12981                   14-1682544
           --------                     -------                   ----------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania    19301
--------------------------------------------------------------------    -----
            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   610-647-2121
                                                     ------------
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                                  AMETEK, Inc.

Item 5.  Other Events

      On January 28, 2003, AMETEK, Inc. issued a press release to announce its full-year and fourth quarter 2002 results. A copy of such press release is attached as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibit

Exhibit Number  Description
--------------  -----------
   99(a)        Copy of press release issued by AMETEK, Inc. on January 28, 2003.


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                                  AMETEK, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       AMETEK, Inc.
                                        ----------------------------------------
                                                       (Registrant)

                                        By  /s/ Robert R. Mandos, Jr.
                                           -------------------------------------
                                                Robert R. Mandos, Jr.
                                                Vice President & Comptroller
                                                (Principal Accounting Officer)

January 31, 2003


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                                  AMETEK, Inc.

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
   99 (a)               Copy of press release issued by AMETEK, Inc. on January
                        28, 2003.


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